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                                                                   EXHIBIT 10.17

After recording return to:
William Johnson
Nathan Sommers Lippman Jacobs & Gorman
2800 Post Oak Blvd., 61st Floor
Houston, Texas 77056

             DEED OF TRUST, SECURITY AGREEMENT, ASSIGNMENT OF RENTS
                             AND FINANCING STATEMENT

STATE OF TEXAS       )
                     )                           KNOW ALL MEN BY THESE PRESENTS:
COUNTY OF HARRIS     )

        THIS DEED OF TRUST, SECURITY AGREEMENT, ASSIGNMENT OF RENTS AND FINANCING STATEMENT is dated as of September 10, 2003, by OYOG OPERATIONS, LP, a Texas limited partnership, whose address is 12750 South Kirkwood, Suite 200, Stafford, Texas 77477, to Ben H. Riggs of Harris County, Texas, as Trustee, for the benefit of COMPASS BANK, with offices at 24 Greenway Plaza, Suite 1601, Houston, Texas, 77046, as follows:

A. DEFINITIONS. The following terms shall have the defined meaning ascribed to such terms, as set forth below:

        1. "Beneficiary" shall mean Compass Bank, as well as any subsequent holder or holders of the Note (as defined below).

        2. "Claims" shall mean all liabilities, actions, demands, penalties, losses, costs or expenses (including reasonable consultants' fees, reasonable investigation and reasonable laboratory fees, reasonable attorneys' fees, expenses and remedial costs), suits, costs of any settlement or judgment and claims of any kind.

        3. "Code" shall mean the Texas Business and Commerce Code, as now written or as hereafter amended or succeeded.

        4. "Deed of Trust" shall mean this Deed of Trust, Security Agreement, Assignment of Rents and Financing Statement, as the same may be amended, modified or supplemented from time to time.

        5. "Event of Default" shall mean the occurrence at any time and from time to time of any Event of Default as defined in the Note.

        6. "Fixtures" shall mean all materials, supplies, equipment, apparatus and other items now or hereafter attached to, installed in or used (temporarily or permanently) in connection

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with any of the Improvements (as defined below) or the Land (as defined below), and all renewals, replacements, and substitutions thereof and additions thereto, including, without limitation, any and all partitions, ducts, shafts, pipes, radiators, conduits, wiring, window screens and shades, drapes, rugs and other floor coverings, awnings, motors, engines, boilers, stokers, pumps, dynamos, transformers, generators, fans, blowers, vents, switchboards, elevators, mail conveyors, escalators, compressors, furnaces, cleaning, call and sprinkler systems, fire extinguishing apparatus, water tanks, heating, ventilating, plumbing, laundry, incinerating, air conditioning and air cooling systems, water, gas and electric equipment, disposals, dishwashers, washers, dryers, refrigerators and ranges, cafeteria equipment, and recreational equipment and facilities of all kinds, all of which property and things are hereby declared to be permanent accessions to the Land, excluding, however, trade fixtures not necessary for the use and enjoyment of the Improvements.

        7. "Governmental Authority" shall mean any and all governmental or quasi-governmental entities of any nature whatsoever, whether federal, state, county, district, city or otherwise, and whether now or hereafter in existence.

        8. "Grantor" shall mean the party or parties, whether one or more, who execute this Deed of Trust and who are identified first in the initial paragraph of this Deed of Trust, as well as the successors, assigns, heirs and legal representatives of such party or parties.

        9. "Impositions" shall mean all rates and charges (including deposits), insurance, taxes (both realty and personalty), water, gas, sewer, electricity, telephone and other utilities any easement, license or agreement maintained for the benefit of the Property, and all other charges, and any interest, costs or penalties with respect thereto, of any nature whatsoever which may now or hereafter be assessed, levied or imposed upon the Property or the Rents (as defined below) or the ownership, use, occupancy or enjoyment thereof.

        10. "Improvements" shall mean any and all buildings, parking areas and other improvements, and any and all additions, alterations, or appurtenances thereto, now or at any time hereafter placed or constructed upon the Land or any part thereof.

        11. "Land" shall mean the real estate (or interest therein) described in Exhibit "A", attached hereto and incorporated herein by this reference, all Improvements and Fixtures, and all rights, titles and interests appurtenant thereto.

        12. "Leases" shall mean all leases (including, oil, gas and other mineral leases), subleases, licenses, concessions, contracts or other agreements (written or oral, now or hereafter in effect) which grant a possessory interest in and to, or the right to use, any portion of the Property, or which relate to the use or construction of the Improvements.

        13. "Legal Requirements" shall mean any and all of the following that may now or hereafter be applicable to Grantor or the Property: judicial decisions, statutes, rulings, rules, regulations, permits, certificates or ordinances of any Governmental Authority; Grantor's Bylaws and Articles of Incorporation, Agreement of Partnership, Limited Partnership, or Joint Venture, Trust

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Declarations or other agreements pertaining to Grantor's business entity;
restrictions of record; and other written agreements or promises enforceable by Governmental Authority of any nature.

        14. "Loan Documents" shall mean the Note, this Deed of Trust and all promissory notes, security agreements, deeds of trust, assignments, guaranties, and other instruments, documents, and agreements executed and delivered pursuant to or in connection with the Note, or this Deed of Trust, as such instruments, documents, and agreements may be amended, modified, renewed, extended, or supplemented from time to time.

        15. "Note" shall mean collectively (a) that certain promissory note, dated September 10, 2003, in the original principal amount of $3,040,000.00, maturing on September 1, 2010, executed by Grantor and payable to the order of Beneficiary, and (b) all extensions, renewals and modifications thereof and all other notes given in substitution therefor.

        16. "Obligations" shall mean: (a) the obligations and indebtedness of Grantor to Beneficiary evidenced by the Note;

        (b) the obligations and indebtedness of Grantor to Beneficiary under the Loan Documents;

        (c) all future advances by Beneficiary to Grantor pursuant to the Loan Documents;

        (d) all reasonable costs and expenses, including, without limitation, all reasonable attorneys' fees and legal expenses, incurred by Beneficiary to preserve and maintain the lien created hereby, collect the obligations herein described, and enforce this Deed of Trust; and

        (e) all extensions, renewals, and modifications of any of the foregoing and all promissory notes given in renewal, extension, modification or substitution of any of the foregoing.

        17. "Obligated Party" shall mean any guarantor, surety, endorser, partner of Grantor or other person that guarantees or secures payment or performance of any portion of the Obligations or otherwise directly or indirectly is obligated, primarily or secondarily, for the payment or performance of any portion of the Obligations.

        18. "Permitted Encumbrances" shall mean those encumbrances listed on Exhibit "B" hereto.

        19. "Property" shall mean the Land, Improvements, and Fixtures, together with all or any part of, and any interest in, the following: rights, privileges, tenements, hereditaments, rights-of-way, easements, appendages, and appurtenances in any way pertaining thereto, and rights, titles, and interests of Grantor in and to any streets, ways, alleys, strips of land adjoining the Land or any part thereof; additions, substitutions, replacements and revisions thereof and thereto and all reversions and remainders therein; and other security and collateral of any nature whatsoever, now or hereafter given for the payment, performance and discharge of the Obligations.

                                       -3-

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        20.     "Rents" shall mean all consideration, whether money or
otherwise, paid or payable for the use or occupancy of the Property, including, without limitation, the proceeds of all hydrocarbons or other minerals produced from the Property and all delay rentals and bonuses from any oil, gas or other mineral lease.

        21. "Trustee" shall mean the party identified second in the initial paragraph of this Deed of Trust, and his or its substitutes, successors and assigns.

B. GRANT. To secure the full and timely payment and performance of the Obligations, and in consideration of the sum of TEN AND NO/100 DOLLARS ($10.00) and other valuable consideration in hand paid by Beneficiary to Grantor, the receipt and legal sufficiency of which are hereby acknowledged, Grantor has GRANTED, BARGAINED, ASSIGNED, SOLD and CONVEYED, and by these presents does GRANT, BARGAIN, ASSIGN, SELL and CONVEY, unto Trustee the Property in trust hereunder, for the use and benefit of Beneficiary, TO HAVE AND TO HOLD the Property unto Trustee forever.

C. WARRANTIES, REPRESENTATIONS, COVENANTS AND OTHER AGREEMENTS. Grantor unconditionally warrants, represents, covenants and agrees that:

        1. The Loan Documents to which Grantor is a party are legal, valid and binding obligations of Grantor, enforceable against Grantor in accordance with their terms, and the execution and delivery of, and performance under, the Loan Documents: are within Grantor's powers and have been duly authorized by all requisite action (corporate, partnership, trust or otherwise); have received all requisite approval by applicable Governmental Authorities; and will not violate, conflict with, breach or constitute a default under, any Legal Requirement or result in the imposition of any lien, charge or encumbrance of any nature upon any of Grantor's assets, except as contemplated in the Loan Documents.

        2. Grantor has good and indefeasible title to the Land, Improvements and Fixtures, free and clear of any liens, encumbrances, security interests or adverse claims except for Permitted Encumbrances. This Deed of Trust shall constitute a valid, subsisting, first lien on the Land, Improvements and Fixtures and a valid, subsisting, perfected and prior security interest in and to the Personalty and Leases subject only to Permitted Encumbrances, all in accordance with the terms hereof.

        3. The Property forms no part of any property owned, used or claimed by Grantor as a residence or business homestead, is not exempt from forced sale under the laws of the State of Texas, and Grantor hereby disclaims and renounces all and every claim to the Property as a homestead.

        4. Grantor is now solvent, and no bankruptcy or insolvency proceedings are pending or contemplated by or against any of them, and all reports, statements, cost estimates and other data, furnished by or on behalf of it are true and correct.

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        5.      Grantor will promptly and fully comply with all present and future Legal Requirements and Leases, and all Improvements included or to be included in the Property comply or will comply with all Legal Requirements.

        6. Grantor will duly and punctually: pay and perform the Obligations, as and when called for in the Loan Documents; and cause each of the Impositions to be paid and discharged not later than the due dates thereof and furnish Beneficiary with evidence of such payment.

        7. Grantor will cause the Property to be maintained and operated in first-class order and condition, and will make all interior and exterior repairs, replacements, additions, improvements and alterations thereof and thereto, both structural and non-structural, which are reasonably appropriate to keep same in such first-class order and condition.

        8. Grantor will keep the Property insured against fire, tornado, flood (if the Property is located in an identified "flood hazard area", in which flood insurance has been made available, pursuant to the National Flood Insurance Act of 1968), hail, explosion and such other risks, and in such amounts and with such companies, all as may be acceptable to Beneficiary, with loss made payable to Beneficiary by mortgage clauses of standard form. Such policies of insurance shall be delivered to Beneficiary promptly as issued, containing written undertakings from such insurance companies to provide Beneficiary with at least thirty (30) days written notice prior to cancellation of any such policy. All renewal and substitute policies of insurance shall be delivered at the office of Beneficiary, with evidence of premiums paid, at least fifteen (15) days before termination of any existing policies. In case of loss, Beneficiary, at its option, shall be entitled to receive and retain the proceeds of the insurance policies, applying the same against the Obligations or to apply such proceeds to the repair or restoration of the Improvements. If any loss shall occur at any time when Grantor shall be in default as to the performance of this covenant, Beneficiary shall nonetheless be entitled to the benefit of all insurance held by or for Grantor, to the same extent as if it had been made payable to Beneficiary.

        9. Upon request from time to time and at any time during the existence of an Event of Default, Grantor will deposit with Beneficiary each month in advance a monetary sum estimated by Beneficiary to equal on a monthly basis all or such portion of the Impositions as Beneficiary may require. At least thirty (30) days prior to the date on which any tax or insurance premium must be paid to prevent delinquency thereof, Grantor will, on the request of Beneficiary, deliver to Beneficiary a statement or statements showing the amount of tax or premium required to be paid and the concern or authority to which same is payable and will, at the same time, deposit with Beneficiary such amount as will, when added to the amount of such deposits previously made and then remaining available for the purpose, be sufficient to pay such insurance or tax obligations. Beneficiary shall have the right (but not the obligation) to apply any or all of the foregoing deposits in payment of such insurance, tax and other Impositions.

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        10.     Grantor will duly and punctually perform and comply with all representations, warranties, covenants and agreements binding upon it under the Leases, not voluntarily terminate or waive its rights under any of the Leases, use all reasonable efforts to maintain each of the Leases in force and effect during the full term thereof, and appear in and defend any action or proceeding in any manner connected with any of the Leases.

        11. Grantor will permit Trustee or Beneficiary, and their agents, attorneys, representatives and employees, to enter upon and inspect the Property at all reasonable times and intervals.

        12. Grantor will indemnify, defend and hold Beneficiary harmless from any action, proceeding or Claim affecting the Property or the Loan Documents or the lien or security interests created thereby. Further, Grantor will notify Beneficiary, in writing, promptly of the commencement of any legal proceedings affecting the Property, or any part thereof, and will take such action as necessary to preserve Beneficiary's rights affected thereby; and Beneficiary may, at its election, take such action in behalf of and in the name of Grantor, and at Grantor's expense if Grantor fails to promptly do so.

        13. Grantor will promptly pay all debts and liabilities of any character, including, without limitation, all debts and liabilities for labor, material and equipment incurred in the construction, operation or development of the Property, and will complete in a good and workmanlike manner any Improvements that may be constructed or repaired thereon.

        14. Upon reasonable request from time to time and at any time, Grantor will promptly correct any defect, error or omission, which may be discovered in the contents of this Deed of Trust or the Loan Documents, and will execute and deliver any and all additional instruments as may be reasonably requested by Beneficiary to correct such defect, error or omission or to identify any additional properties which are or become subject to this Deed of Trust.

        15. Grantor will give immediate written notice to Beneficiary of any condemnation proceeding or casualty loss affecting the Property and in each such instance, afford Beneficiary an opportunity to participate in any such proceeding or in the settlement of any awards thereunder.

        16. Grantor will not use or occupy, or permit any use or occupancy of, the Property in any manner which violates any Legal Requirements, may be dangerous, constitutes a public or private nuisance, or makes void or voidable any of the Leases or any insurance on the Property.

        17. Grantor will not permit any waste or deterioration of any part of the Property, any alterations or additions to the Property of a material nature, or any of the Fixtures or Personalty to be removed at any time from the Land or Improvements unless the removed item is removed temporarily for maintenance and repair or, if removed permanently, is replaced by an article of at least equal suitability and value, and owned by Grantor free and clear of any other lien or security interest.

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        18.     Grantor will not, without the prior written consent of
Beneficiary create, place or permit to be created or placed, or allow to remain, any mortgage, pledge, lien (statutory, constitutional or contractual), security interest, encumbrance or charge, or conditional sale or other title retention agreement other than Permitted Encumbrances, regardless of whether same are expressly subordinate to the liens and security interests of the Loan Documents, with respect to the Property, or sell, lease, exchange, assign, convey, transfer possession of or otherwise dispose of all or any portion of the Property, or any interest therein, but if ownership of the Property or any part thereof or interest therein becomes vested in any person or entity other than Grantor, Beneficiary or any other holder of the Obligations may, without notice to Grantor, deal with such successor or successors in interest with reference to this Deed of Trust and the Obligations in the same manner as with Grantor without in any way discharging Grantor or any Obligated Party from the Obligations. Without limiting the right of Beneficiary to withhold its consent or to make other requirements prior to granting its consent, Beneficiary may require evidence satisfactory to Beneficiary that transferee is creditworthy and has such management ability as Beneficiary shall deem in its sole discretion to be necessary and may require transferee to execute such written modification and assumption agreements with regard to the Loan Documents as Beneficiary shall deem necessary or desirable, including, without limitation, provisions increasing the interest rate on the Note. No transfer of the Property, no forbearance by Beneficiary and no extension of the time for the payment or performance of the Obligations granted by Beneficiary shall release, discharge or affect in any way Grantor's or any Obligated Party's liability hereunder.

        19. Environmental representations and notification requirements are contained in the Environmental Indemnity Agreement between Beneficiary and Grantor, attached hereto as Exhibit "C" (the "Environmental Indemnity").

D. DEFAULT AND FORECLOSURE. To the fullest extent permitted in equity or at law, by statute or otherwise:

        1. If an Event of Default shall occur, Beneficiary may, at Beneficiary's sole election and by or through Trustee or otherwise, exercise any or all of the following:

                (a) Declare all unpaid amounts under the Note and any other unpaid portion of the Obligations immediately due and payable, without further notice, presentment, protest, demand or action of any nature whatsoever (each of which is hereby expressly waived by Grantor), whereupon the same shall become immediately due and payable.

                (b) Enter upon the Property and take exclusive possession thereof and of all books, records and accounts relating thereto, and, if necessary to obtain such possession, Beneficiary may invoke any and all legal remedies to dispossess Grantor, including specifically one or more actions for forcible entry and detainer, trespass to try title and writ of restitution.

                (c) Hold, lease, manage, operate or otherwise use or permit the use of the Property, either itself or by other persons, firms or entities, in such manner, for such time and upon such other terms as Beneficiary may deem prudent under the circumstances

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        (making such repairs, alterations, additions and improvements thereto and taking such other action from time to time as Beneficiary shall deem necessary or desirable), and apply all Rents collected in connection therewith in accordance with the provisions of Paragraph 7 of this Section D.

                (d) Sell or offer for sale the Property in such portions, order and parcels as Beneficiary may determine, with or without having first taken possession of same, to the highest bidder for cash at public auction. Such sale shall be made at the location designated by the commissioner's court of the county where the Land is situated pursuant to V.T.C.A. Property Code Section 51.002 or if no such designation has been made, at the courthouse door of the county where the Land is situated (or if the Land is situated in more than one county, then the Property shall be sold at the designated location or the courthouse door of any of such counties as designated in the notices of sale provided for herein) on the first Tuesday of any month between 10:00 A.M. and 4:00 P.M. after giving adequate legal notice of the time, place and terms of sale, by posting or causing to be posted written or printed notices thereof for at least twenty-one (21) consecutive days preceding the date of said sale at the courthouse door of the foregoing county, and if the Land is situated in more than one county, one notice shall be posted at the courthouse door of each county in which the Land is situated, and by Beneficiary serving written notice of such proposed sale on each debtor obligated to pay the Obligations, at least twenty-one (21) days preceding the date of said sale by certified mail at the most recent address for such parties in the records of Beneficiary, or by accomplishing all or any of the aforesaid in such manner as permitted or required by V.T.C.A. Property Code Section 51.002 (as now written or as hereafter amended or succeeded) relating to the sale of real estate and/or by Chapter 9 of the Code relating to the sale of collateral after default by a debtor, or by any other present or subsequent laws. At any such sale (i) Trustee shall not be required to have physically present, or to have constructive possession of, the Property (Grantor hereby covenants and agrees to deliver to Trustee any portion of the Property not actually or constructively possessed by Trustee immediately upon demand by Trustee) and the title to and right of possession of any such property shall pass to the purchaser thereof as completely as if the same had been actually present and delivered to purchaser at such sale; (ii) each instrument of conveyance executed by Trustee shall contain a general warranty of title, binding upon Grantor;
        (iii) each and every recital contained in any instrument of conveyance made by Trustee shall conclusively establish the truth and accuracy of the matters recited therein, including, without limitation, nonpayment of the Obligations, advertisement and conduct of such sale in the manner provided herein and otherwise by law and by appointment of any successor Trustee hereunder; (iv) any and all prerequisites to the validity of such sale shall be conclusively presumed to have been performed; (v) the receipt of Trustee or of such other party making the sale shall be a sufficient discharge to the purchaser for his purchase money and no such purchaser, or his assigns or personal representatives, shall thereafter be obligated to see to the application of such purchase money or be in any way answerable for any loss, misapplication or nonapplication thereof; (vi) Grantor shall be completely and irrevocably divested of all of its right, title, interest, claim and demand whatsoever, either at law or in equity, in and to the property sold and such sale shall be a perpetual bar both at law

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        and in equity against Grantor, and against any and all other persons claiming or to claim the property sold or any part thereof; and (vii) Beneficiary may be a purchaser at any such sale.

                (e) Upon, or at any time after, commencement of foreclosure of the lien and security interest provided for herein, or any legal proceedings hereunder, make application to a court of competent jurisdiction as a matter of strict right and without notice to Grantor or regard to the adequacy of the Property for the repayment of the Obligations, for appointment of a receiver of the Property and Grantor does hereby irrevocably consent to such appointment. Any such receiver shall have all the usual powers and duties of receivers in similar cases.

                (f) Exercise any and all other rights, remedies and recourses granted under the Loan Documents or as may be now or hereafter existing in equity or at law, by virtue of statute or otherwise.

        2. Should the Property be sold in one or more parcels as permitted by Paragraph l(d) of this Section D, the right of sale arising out of any Event of Default shall not be exhausted by any one or more such sales, but other and successive sales may be made until all of the Property has been sold or until the Obligations have been fully satisfied.

        3. All rights, remedies and recourses of Beneficiary granted in the Loan Documents or otherwise available at law or equity shall be cumulative and concurrent, may be pursued separately, successively or concurrently against Grantor or any Obligated Party, or against the Property, or against any one or more of them, at the sole discretion of Beneficiary, may be exercised as often as occasion therefor shall arise, it being agreed by Grantor that the exercise or failure to exercise any of same shall in no event be construed as a waiver or release thereof or of any other right, remedy or recourse, and shall be non-exclusive.

        4. Beneficiary may release, regardless of consideration, any part of the Property without, as to the remainder, in any way impairing, affecting, subordinating or releasing the lien or security interests evidenced by the Loan Documents or affecting the obligations of Grantor or any Obligated Party to pay or perform, as their interests may appear, the Obligations. For payment of the Obligations, Beneficiary may resort to any of the security therefor in such order and manner as Beneficiary may elect. No security heretofore, herewith or subsequently taken by Beneficiary shall in any manner impair or affect the security given by the Loan Documents, and all security shall be taken, considered and held as cumulative.

        5. Grantor hereby irrevocably and unconditionally waives and releases all benefits that might accrue to Grantor by virtue of any present or future law exempting the Property from attachment, levy or sale on execution or providing for any appraisement, valuation, stay of execution, exemption from civil process, redemption or extension of time for payment, all notices of any Event of Default or of Trustee's exercise of any right, remedy or recourse provided for under the Loan Documents, and any right to a marshalling of assets or a sale in inverse order of alienation.

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        6.      In case Beneficiary shall have proceeded to invoke any right, remedy or recourse permitted under the Loan Documents and shall thereafter elect to discontinue or abandon same for any reason, Beneficiary shall have the unqualified right so to do and, in such event, Grantor and Beneficiary shall be restored to their former positions with respect to the Obligations, the Loan Documents, the Property and otherwise, and the rights, remedies, recourses and powers of Beneficiary shall continue as if same had never been invoked.

        7. Any proceeds of any sale of, and any Rents, except as otherwise provided in Paragraph 2 of Section G, or other amounts generated by the holding, leasing, operation or other use of, the Property shall be applied in the following orders of priority: first, to the payment of all costs and expenses of taking possession of the Property and of holding, leasing, operating, using, repairing, improving and selling the same, including, without limitation, reasonable fees of the Trustee and attorneys retained by Beneficiary or Trustee; reasonable fees of any receiver or accountants; recording and filing fees; court costs; costs of advertisement, and the payment of any and all Impositions, liens, security interests or other rights, titles or interests equal or superior to the lien and security interest of this Deed of Trust (except those to which the Property has been sold subject to and without in any way implying Beneficiary's consent to the creation thereof); second, to the payment of all accrued and unpaid interest due on the Note; third, to the payment of the unpaid principal balance of the Note; fourth, to the payment of all amounts, other than unpaid principal and accrued interest on the Note, which may be due to Beneficiary under the Loan Documents, together with interest thereon as provided therein; fifth, to the payment of the unpaid Obligations; sixth, to Grantor.

        8. In addition to the remedies set forth in this Section D, upon the occurrence of an Event of Default the Beneficiary and Trustee shall, in addition, have available to them the remedies set forth in Sections F and G herein, as well as all other remedies available to them at law or in equity.

E. CONDEMNATION AND OTHER AWARDS. All judgments, decrees or awards now or hereafter made for injury or damage to the Property, or awards, settlements or other compensation now or hereafter made by any Governmental Authority, including those for any variation of, or change of grade in, any streets affecting the Land or the Improvements, are hereby assigned in their entirety to Beneficiary, who may apply the same to the Obligations in such manner as Beneficiary may elect and Beneficiary is hereby authorized, in the name of Grantor, to execute and deliver valid acquittances for, and to appeal from, any such award, judgment or decree.

F. SECURITY AGREEMENT. Grantor hereby grants to Beneficiary a security interest in and to certain property as follows:

        10      This Deed of Trust shall also constitute and serve as a
"Security Agreement" on personal property within the meaning of, and shall constitute a first and prior security interest under Chapter 9 of the Code, with respect to the Fixtures and Leases, subject only to Permitted Encumbrances. To this end, Grantor has granted, bargained, conveyed, assigned, transferred and set over, and by these presents does grant, bargain, convey, assign, transfer and set over, unto Trustee, for the benefit of Beneficiary as a secured party, a first and prior security interest (subject only to Permitted Encumbrances) and all of Grantor's right, title and interest in, to and under the Fixtures and Leases, in trust, to secure the full and timely payment and performance of the Obligations.

        20      Grantor agrees to execute and deliver to Beneficiary, in form and substance reasonably satisfactory to Beneficiary, such financing statements and such further assurances as Beneficiary may, from time to time, consider necessary to create, perfect, and preserve the security interest herein granted, and Beneficiary may cause such statements and assurances to be recorded and filed, at such times and places as may be required or permitted by law to create, perfect and preserve such security interest.

        30      Beneficiary, as well as Trustee on Beneficiary's behalf, shall have all the rights, remedies and recourses with respect to the Fixtures and Leases afforded a "Secured Party" by Chapter 9 of the Code, in addition to, and not in limitation of, the other rights, remedies and recourses afforded Beneficiary or Trustee by the Loan Documents.

        40      The security interest herein granted shall not be deemed or construed to constitute Trustee or Beneficiary as a party in possession of the Property, to obligate Trustee or Beneficiary to lease the Property, or to take any action, incur any expenses or perform any obligation whatsoever under any of the Leases or otherwise.

        50      Upon the occurrence of an Event of Default and at any time thereafter:

                (a) Trustee or Beneficiary shall have, with regard to the Fixtures and Leases the remedies provided in this Deed of Trust and in the Code (no such remedy granted by the Code being excepted, modified or waived herein). Trustee or Beneficiary may use his or its discretion in exercising the rights and electing the remedies; provided, however, all acts shall be in compliance with the standards of the Code, where applicable and required. For purposes of the notice requirements of the Code and this Section F, it is agreed that notice sent or given not less than ten (10) calendar days prior to the taking of the action to which the notice relates, is reasonable notice.

                (b) Trustee or Beneficiary shall be entitled, acting in his or its sole discretion, to apply the proceeds of any disposition of the Fixtures and Leases in the order set forth in Chapter 9 of the Code, or, if allowed by the Code, in the order set forth in Paragraph 7 of Section D hereof.

                (c) Notwithstanding anything herein to the contrary, Beneficiary, or the Trustee acting on Beneficiary's behalf, may at its or his option, dispose of the Fixtures and other items of personal property covered by this Deed of Trust in accordance with Beneficiary's rights and remedies in respect of the Land pursuant to the provisions of this Deed of Trust, in lieu of proceeding under the Code.

        60      Beneficiary may require Grantor to assemble the Fixtures and
Leases and make them available to Beneficiary or Trustee at a place to be designated by Beneficiary that is reasonably convenient to both parties. All expenses of retaking, holding, preparing for sale, lease or other use or disposition, selling, leasing or otherwise using or disposing of the Fixtures and Leases and the like which are incurred or paid by Beneficiary as authorized or permitted hereunder, including also all attorneys' fees, legal expenses and costs, shall be added to the Obligations and Grantor shall be liable therefor.

        70      As to the Fixtures and Leases, this Deed of Trust shall be effective as a financing statement when filed for record in the Deed of Trust Records of any county in which any portion of the Land is located. The record owner of the Land is Grantor, whose mailing address for purposes of such financing statement is set forth in the opening recital hereinabove. Information concerning the security interest created by this instrument may be obtained from Beneficiary at its address similarly set forth in such opening recital.

G. ASSIGNMENT OF RENTS. Grantor does hereby absolutely and unconditionally assign, transfer and convey to Beneficiary, as well as to Trustee on Beneficiary's behalf, all Rents under the following provisions:

        1       Grantor reserves the right, unless and until an Event of Default occurs, to collect the Rents as a trustee for the benefit of Beneficiary, and Grantor shall apply the Rents so collected in the order set forth in Paragraph 7 of Section D hereof.

        2       Beneficiary, or Trustee on Beneficiary's behalf, may at any time, and without notice, either in person, by agent, or by receiver to be appointed by a court, enter and take possession of the Property or any part thereof, and in its own name, sue for or otherwise collect such Rents. Grantor hereby agrees with Beneficiary that the other parties under the Leases may, upon notice from Trustee or Beneficiary of the occurrence of an Event of Default, thereafter pay directly to Beneficiary the Rents due and to become due under the Leases and attorn to all other obligations thereunder direct to Beneficiary, or Trustee on Beneficiary's behalf, without any obligation on their part to determine whether an Event of Default does in fact exist or has in fact occurred. All Rents collected by Beneficiary, or Trustee acting on Beneficiary's behalf, shall be applied as provided for in Paragraph 7 of Section D above; provided, however, that if the reasonable costs, expenses and reasonable attorneys' fees shall exceed the amount of Rents collected, the excess shall be added to the Obligations, shall bear interest as provided in Paragraph 5 of Section L below and shall be immediately due and payable. The entering upon and taking possession of the Property, the collection of Rents, and the application thereof as aforesaid shall not cure or waive any Event of Default or notice of default, if any, hereunder nor invalidate any act done pursuant to such notice, except to the extent any such default is fully cured. Failure or discontinuance of Beneficiary, or Trustee on Beneficiary's behalf, at any time or from time to time, to collect said Rents shall not in any manner impair the subsequent enforcement by Beneficiary, or Trustee on Beneficiary's behalf, of the right, power and authority herein conferred upon it. Nothing contained herein, nor the exercise of any right, power or authority herein granted to Beneficiary, or Trustee on Beneficiary's behalf, shall be or be construed to be, an affirmation by it of any tenancy, lease, or option, nor an assumption of liability under nor the subordination of the lien or charge of this Deed of Trust, to any such tenancy, lease, or option.

        3       Grantor will not (a) execute an assignment of any of its right, title or interest in the Rents, or (b) except where the lessee is in default thereunder, terminate or consent to the cancellation or surrender of any Lease affecting the Property or any part thereof, now or hereafter existing, having an unexpired term of one year or more except that any Lease may be cancelled, provided that promptly after the cancellation or surrender thereof a new Lease is entered into with a new lessee acceptable to Beneficiary in its sole judgment, on substantially the same terms as the terminated or cancelled Lease, or (c) modify any Lease affecting the Property or any part thereof so as to shorten the unexpired term thereof or so as to decrease the amount of the Rents, or (d) accept prepayments of any Rents in excess of sixty (60) days, except prepayments in the nature of security for the performance of the lessee under any Lease, or (e) in any other manner impair the value of the Property or the security of this Deed of Trust. Grantor will not execute any Lease of all or any substantial portion of the Property except for actual occupancy by the lessee thereunder, and will at all times promptly and faithfully perform, or cause to be performed, each covenant, condition and agreement contained in each Lease affecting the Property now or hereafter existing on the part of lessor thereunder to be kept and performed. Grantor shall furnish to Beneficiary, within ten (10) days after a request by Beneficiary to do so, a written statement containing the names of all lessees of the Property, the terms of their respective Leases, the spaces occupied and the rentals payable thereunder.

H.      THE TRUSTEE. The following provisions shall govern with respect to the
Trustee:

        10      Trustee shall not be liable for any error of judgment or act done by Trustee in good faith, or be otherwise responsible or accountable to Grantor under any circumstances whatsoever, nor shall Trustee be personally liable in case of entry by him, or anyone entering by virtue of the powers herein granted, upon the Property for debts contracted or liability or damages incurred in the management or operation of the Property. Trustee shall have the right to rely on any instrument, document or signature authorizing or supporting any action taken or proposed to be taken by him hereunder, believed by him in good faith to be genuine. Trustee shall be entitled to reimbursement for expenses incurred by him in the performance of his duties hereunder and to reasonable compensation for such of his services hereunder as shall be rendered. Grantor will, from time to time, pay the compensation due to Trustee hereunder and reimburse Trustee for, and save him harmless against, any and all liability and expenses which may be incurred by him in the performance of his duties.

        20      All moneys received by Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received, but need not be segregated in any manner from any other moneys (except to the extent required by law), and Trustee shall be under no liability for interest on any money received by him hereunder.

        30      Trustee may resign at any time with or without notice. If
Trustee shall die, resign or become disqualified from acting in the execution of this trust or shall fail or refuse to execute the same when requested by Beneficiary so to do, or if, for any reason, Beneficiary shall prefer to appoint a substitute trustee to act instead of the forenamed Trustee, Beneficiary shall have full power to appoint a substitute trustee and, if preferred several substitute trustees who shall succeed to all the estates rights, powers and duties of the forenamed Trustee.

        40      Any new Trustee or Trustees appointed pursuant to any of the provisions hereof shall, without any further act, deed or conveyance, become vested with all the estates, properties, rights, powers and trusts of its, his or their predecessor in the rights hereunder with like effect as if originally named as Trustee herein; but nevertheless, upon the written request of Beneficiary or of the successor Trustee(s), the Trustee ceasing to act shall execute and deliver an instrument transferring to such successor Trustee(s), upon the trusts herein expressed, all the estates, properties, rights, powers and trusts of the Trustee so ceasing to act, and shall duly assign, transfer and deliver any of the property and money held by such Trustee to the successor Trustee(s) so appointed in his place.

I. ENVIRONMENTAL MATTERS. Beneficiary's right to conduct site assessments and remove Hazardous Substances shall be governed by the terms of the Environmental Indemnity.

J. INDEMNIFICATION. Grantor's obligations to indemnify Beneficiary shall be governed by the terms of the Environmental Indemnity.

K. MISCELLANEOUS. The following provisions shall also apply to and govern this Deed of Trust and the interpretation hereof:

        1       Each and all of the representations, warranties, covenants and other obligations made or undertaken by Grantor hereunder shall survive the execution and delivery of the Loan Documents and the consummation of the loan called for therein, and shall continue in full force and effect until the Obligations shall have been paid in full.

        2       Grantor, upon the request of Trustee or Beneficiary will
execute, acknowledge, deliver and record or file such further instruments and do such further acts as may be reasonably necessary, desirable or proper to carry out more effectively the purposes of the Loan Documents and to subject to the liens and security interests thereof any property intended by the terms thereof to be covered thereby, including specifically, but without limitation, any renewals, additions, substitutions, replacements, or appurtenances to the then Property. Grantor will pay all such recording, filing, re-recording and re-filing taxes, fees and other charges, including those for security interest searches.

        3       All notices or other communications required or permitted to be given pursuant to this Deed of Trust (except for notices of a foreclosure sale which shall be given in the manner set forth in Paragraph l(d) of Section D hereof) shall be given as provided in the Note.

        4       Any failure by Trustee or Beneficiary to insist, or any election by Trustee or Beneficiary not to insist, upon strict performance by Grantor of any of the terms, provisions or conditions of the Loan Documents shall not be deemed to be a waiver of same or of any other term, provision or condition thereof, and Trustee or Beneficiary shall have the right at any time or times thereafter to insist upon strict performance by Grantor of any and all of such terms, provisions and conditions.

        5       If Grantor shall fail, refuse or neglect to make any payment or perform any act required by the Loan Documents, then at any time thereafter, and without notice to or demand upon Grantor and without waiving or releasing any other right, remedy or recourse Beneficiary may have because of same, Beneficiary may (but shall not be obligated to) make such payment or perform such act for the account of and at the expense of Grantor, and shall have the right to enter the Land and Improvements for such purpose and to take all such action thereon and with respect to the Property as it may deem necessary or appropriate. Grantor shall indemnify Beneficiary for all Claims incurred or accruing by reason of any acts performed by Beneficiary pursuant to this Paragraph 5 of Section L or by reason of any other provision in the Loan Documents. All sums paid by Beneficiary pursuant to this Paragraph 5 of this Section L and all other sums expended by Beneficiary to which it shall be entitled to be indemnified, together with interest thereon at the Default Rate (as defined in the Note) shall constitute additional Obligations secured by this Deed of Trust.

        6       All of the covenants and other obligations made or undertaken by
Grantor pursuant to this Deed of Trust are intended by the parties to be, and shall be construed as, covenants running with the Property.

        7       All of the terms of the Loan Documents shall apply to, be
binding upon and inure to the benefit of the parties thereto, their respective successors, assigns, heirs and legal representatives, and all other persons claiming by, through or under them.

        8       The Loan Documents are intended to be performed in accordance with, and only to the extent permitted by, all applicable Legal Requirements. If any provision of any of the Loan Documents or the application thereof to any person or circumstance shall, for any reason and to any extent, be invalid or unenforceable, neither the remainder of the instrument in which such provision is contained nor the application of such provision to other persons or circumstances nor the other instruments referred to hereinabove shall be affected thereby, but rather shall be enforced to the greatest extent permitted by law. It is hereby expressly stipulated and agreed to be the intent of Grantor and Beneficiary at all times to comply with the usury, and all other laws relating to the Loan Documents. If, at any time, the applicable Legal Requirements render usurious any amount called for in any Loan Document, then it is Grantor's, Trustee's and Beneficiary's express intent that such document be immediately deemed reformed and the amounts collectible reduced or spread, without the necessity of the execution of any new document, so as to comply with the then applicable law but so as to permit the recovery of the fullest amount otherwise called for in such Loan Documents.

        9       This Deed of Trust may be executed in any number of
counterparts, each of which shall be an original but all of which together shall constitute but one instrument.

        10      If any or all of the proceeds of the Note have been used to extinguish, extend or renew any indebtedness heretofore existing against the Property, then, to the extent of such funds so used, the Obligations and this Deed of Trust shall be subrogated to all of the rights, claims, liens, titles and interests heretofore existing against the Property to secure the indebtedness so extinguished, extended or renewed and the former rights, claims, liens, titles and interests, if any, are not waived but rather are continued in full force and effect in favor of Beneficiary and are merged with the lien and security interest created herein as cumulative security for the repayment of the Obligations and the satisfaction of the Obligations.

        11      THIS DEED OF TRUST SHALL BE GOVERNED BY AND CONSTRUED ACCORDING
TO THE LAWS OF THE STATE OF TEXAS AND THE APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.

        12      Whenever the context hereof requires, references herein to the singular number shall include the plural, and likewise the plural shall include the singular; words denoting gender shall be construed to include the masculine, feminine and neuter, where appropriate; and specific enumeration shall not exclude the general, but shall be considered as cumulative.

        13      All obligations of Grantor hereunder to indemnify Beneficiary against Claims shall apply to Claims which arise as a result of the negligence (sole, joint or contributory) of Beneficiary, but shall not apply to Claims which arise as a result of the gross negligence or willful misconduct of Beneficiary.

        14      THIS DEED OF TRUST EMBODIES THE FINAL, ENTIRE AGREEMENT AMONG
THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF AND SUPERSEDES ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS, AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THE SUBJECT MATTER HEREOF AND THEREOF AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO.

        EXECUTED and effective as of, although not necessarily on, the day and year first above written.

                                    GRANTOR:

                                    OYOG OPERATIONS, LP

                                    By:  OYOG, LLC, its general partner

                                         By:  OYO Geospace Corporation, its
                                              managing member


                                    By:    /s/ Gary D. Owens
                                           -------------------------------------
                                    Name:  Gary D. Owens
                                    Title: President


STATE OF TEXAS             )
                           )
COUNTY OF HARRIS           )


        This instrument was acknowledged before me on the 10th day of September, 2003, by Gary D. Owens, President of OYO Geospace Corporation, a Delaware corporation, sole member of OYOG, LLC, a Delaware limited liability company, general partner of OYOG Operations, LP, a Texas limited partnership, on behalf of said limited partnership.


                                                /s/ P J Whitworth
                                              ----------------------------------
                                              Notary Public in and for
                                              The State of T E X A S

                                   EXHIBIT "A"

                                  Real Property

                                   EXHIBIT "B"

                             Permitted Encumbrances

1. Those easements granted in that certain instrument executed by Reed Roller Bit Company to Houston Lighting & Power Co., dated May 26, 1996, and recorded in Volume 6410 at Page 576 of the Deed Records of Harris County, Texas, being (a) an easement for electric power distribution line ten (10) feet wide adjoining the South, Southeast and East lines of the said tract, together with an unobstructed aerial easement five (5) feet wide adjacent thereto, extending upward from a plane twenty (20) feet above the ground, (b) an easement ten (10) feet wide running East to West two hundred (200) feet long for underground conduits, conductors and devices and (c) an unobstructed easement seventeen (17) feet wide by eighteen (18) feet long for a ground type transformer station.

2. An unobstructed aerial easement for power distribution lines twenty (20) feet wide, extending upward from a plane twenty (20) feet above the ground (centered on the ten (10) feet wide easement identified hereinabove), said easement being granted by Reed Roller Bit company to Houston Lighting & Power Co., dated June 19, 1966 and recorded in Volume 6410 at Pag 592 of the Deed Records of Harris County, Texas, the exact location of said easement being shown by the plat attached to the said instrument.

3. An unobstructed easement for electric power distribution lines ten (10) feet wide adjoining the East line of the said tract, together with an unobstructed aerial easement five (5) feet wide adjacent thereto, extending upward from a plane twenty (20) feet above the ground, said easement being granted by Dresser Industries, Inc. to Houston Lighting & Power Co. by instrument dated March 4, 1969, and recorded in Volume 7563 at Page 45 of the Deed Records of Harris County, Texas, the exact location of the said easements being shown on the plat attached to the said instrument.

4. Storm Sewer Easement twenty (20) feet wide along the North property line granted to the City of Houston by instrument(s) recorded in Volume 302, Page 16, of the Map Records of Harris County, Texas, and filed for record in the Office of the County Clerk of Harris County, Texas under Clerk's File No(s). G-956077, and as shown on sketch attached thereto.

5. 1/2 non-participating royalty interest in all of the oil, gas and other minerals in and under the herein described property, as reserved in instrument filed for record in the office of the County Clerk of Harris County, Texas, under Clerk's File No(s). E-135299.

6. The following matters disclosed by survey dated August 8, 2003, made by Fred W. Lawton, Registered Professional Land Surveyor No. 2321:

        a. Right of adjoining landowner in possession of land lying West of a fence along the West line of the Property;
        b.      Sanitary sewer manhole, inlets, loading docks, and light poles;

        c. One story brick and tin warehouse, two story brick and tin buildings; and
        d.      Gas tank and ditch.

                                      -20-